Spectrum Active Advantage Fund

Investor Class Shares SAPEX

SUMMARY PROSPECTUS

February 1, 2026

Before you invest, you may want to review the Fund’s complete Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund at https://thespectrumfunds.com/fund-documents/. You can also get this information at no cost by calling 1-866-862-9686, emailing orderspectrumfunds@ultimusfundsolutions.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information dated February 1, 2026, are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the website or phone number noted above.

Adviser: Advisors Preferred, LLC 1445 Research Boulevard, Ste. 530 Rockville, MD 20850	Sub-Adviser: “Transforming the way you invest” 272 Bendix Road, Suite 600 Virginia Beach, VA 23452

Investment Objective: Spectrum Active Advantage Fund’s (the “Fund”) investment objective is long term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		1.50%
Other Expenses		0.38%
Shareholder Service Expenses(1)	0.03%
Remaining Other Expenses	0.35%
Acquired Fund Fees and Expenses(2)		1.00%
Total Annual Fund Operating Expenses		2.88%
(1)	Shareholder Service Expenses may include sub-transfer agent and sub-custodian fees.
(2)	The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund and does not include the indirect costs of investing in other investment companies.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$291	$892	$1,518	$3,204

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended September 30, 2025, the Fund’s portfolio turnover rate was 870% of the average value of its portfolio.

Principal Investment Strategies: The Fund’s adviser delegates execution of the Fund’s investment strategy to a sub-adviser. The sub adviser seeks to fulfill the Fund’s investment objective by using proprietary signals to evaluate general equity market conditions. “Active Advantage” in the Fund’s name reflects the sub-adviser’s belief that the type of active management in the Fund’s portfolio can provide an advantage in a shareholder’s portfolio when compared to, or in addition to, buy-and-hold management. Technical analysis and research employed by the sub-adviser is used to develop strategies applied to domestic and international stock and bond markets to “signal” favorable or unfavorable market conditions. Technical analysis examples may include trend, momentum, relative strength, sentiment, mean reversion, price, volatility, and liquidity analysis.

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The sub-adviser focuses on equities and may employ leverage in especially favorable conditions. The sub-adviser invests without restriction as to issuer market capitalization, market sector or country. In unfavorable conditions, the sub-adviser emphasizes capital preservation by decreasing equity exposure and increasing the Fund’s allocation to cash equivalents, fixed income securities, reducing leverage, and hedging depending on the environment.

The sub-adviser employs signal-driven short-term and intermediate-term trading strategies focusing on various equity sectors, for example, large cap, small cap, mid cap, and emerging markets sectors. Proprietary strategy research determines the amount of exposure to each equity sector. Implementation is made primarily through stock index futures and swaps on sector-representative baskets of stocks. Baskets of stocks are selected as a substitute for an entire sector by using beta and correlation analysis to identify a sector-tracking basket. Beta is a measure of returns relative to an index. For example, a stock with returns that track the S&P 500 Index would have a beta of one. Correlation analysis is a measure of the degree to which two returns move directionally in relation to each other. For example, a stock with returns that move up or down when the S&P 500 Index moves up or down would have a correlation of one. In especially favorable conditions, the sub-adviser uses swap and futures contracts and/or borrowing to leverage the Fund’s portfolio. Also, when it believes market conditions, or certain market sector conditions are unfavorable, the sub-adviser may reduce market exposure by using a long/short strategy of buying what it believes to be the best performing assets while taking a short futures or swap position on a stock market index or through long/short and market neutral mutual funds and ETFs. The Fund’s use of derivatives is generally limited by the requirements to pledge collateral to counterparties.

Because equity derivatives require relatively small investments in the form of collateral pledged, the Fund has significant cash assets to invest. The sub-adviser’s cash management program focuses on short-term U.S. T-Bills, as augmented by swaps on fixed income mutual funds and ETFs. The sub-adviser selects these reference assets for swaps without restriction as to issuer type, capitalization, credit quality or maturity of individual securities held by the mutual funds and ETFs. These underlying investments include high yield fixed income securities commonly known as “junk” bonds. The Fund defines junk bonds as those rated lower than Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or lower than BBB- by Standard and Poor’s Rating Group (“S&P”), or, if unrated, determined by the sub-adviser to be of similar credit quality. The sub-adviser selects, as reference assets for swaps, fixed income mutual funds and ETFs that have relatively strong recent returns and low risk (defined as return volatility). The sub-adviser also considers fixed income mutual fund and ETF size, fees, management experience and liquidity as part of the cash management program. The sub-adviser selects swap counterparties it believes to be credit worthy and does not invest more than 25% of Fund assets in swap contracts with any one counterparty.

The sub-adviser engages in frequent trading to achieve the Fund’s investment objective, which results in turnover in excess of 100%.

The sub-adviser believes the consistency of its execution of both its investment strategy and its risk management strategy is reflected in the following biblical quote.

“Steady plodding brings prosperity; hasty speculation brings poverty.”
(Proverbs 21:5, Living Bible)

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s net asset value (“NAV”) and performance. The following risks apply to the Fund directly and indirectly through the Fund’s investment in mutual funds and ETFs.

Management Risk: The sub-adviser’s reliance on its strategies and judgments about the attractiveness, value and potential appreciation of particular assets may prove to be incorrect and may not produce the desired results. The sub-adviser’s technical strategies may lose predictive validity or may not be sufficiently robust to address all market conditions. There is no assurance that the sub-adviser’s investment strategy will enable the Fund to achieve its investment objective.

Bond Risk: Typically, a rise in interest rates causes a decline in the value of bonds. Market conditions may result in a rise in interest rates, which in turn may result in a decline in the value of the fixed income investments held by the Fund. As a result, for the present, interest rate risk may be heightened. The credit quality of securities may be lowered if an issuer’s financial condition deteriorates, and issuers may default on their interest and or principal payments. Bonds may become illiquid.

Derivatives Risk: Swaps and futures are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses.

Emerging Market Risk: Investing in emerging markets involves not only the risks described below with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature, limited availability and reliability of information material to an investment decision, and exposure to political systems that can be expected to have less stability than those of developed countries. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

Equity Risk: The NAV of the Fund will fluctuate based on changes in the value of the equity securities in which it invests. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

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Foreign Investment Risk: Foreign investments may be riskier than U.S. investments for many reasons, such as changes in currency exchange rates and unstable political, social and economic conditions.

Junk Bond Risk: Lower-quality fixed income securities, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. These securities are considered speculative. Defaulted securities or those subject to a reorganization proceeding may become worthless and are illiquid.

Leverage Risk: Derivatives magnify losses because they require only a small investment relative to their potential price effect on the Fund.

Market Risk: Overall investment market risks affect the value of the Fund. Factors such as economic growth and market conditions, interest rate levels, and political events affect the U.S. and international investment markets. Additionally, unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues (such as the global pandemic coronavirus disease 2019 (COVID-19)); and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen.

Municipal Securities Risk: Changes in the financial health of a municipality may make it difficult for it to make interest and principal payments when due. A downgrade in an issuer’s or security’s credit rating can reduce the market value of the security. The value of municipal bonds that depend on a specific revenue source or general revenue source to fund their payment obligations may fluctuate as a result of changes in the cash flows generated by the revenue source(s) or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source(s). In addition, changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal bonds.

Short Position Risk: The Fund’s short swap and futures positions may result in a loss if the price of the short position instruments rise. In contrast to long positions, the potential loss on the Fund’s short positions is unlimited. Long/short and market neutral mutual funds and ETFs will limit the Fund’s participation in market wide gains.

Small and Medium Capitalization Risk: The value of small or medium capitalization company securities may be subject to more abrupt or erratic market movements than larger, more established companies or the market averages in general.

Turnover Risk: A higher portfolio turnover may result in higher transactional and brokerage costs. The Fund’s portfolio turnover rate is expected to be above 100% annually.

Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Investor Class shares for each full calendar year since the Fund’s inception. The performance table compares the performance of the Fund’s Investor Class shares overtime to the performance of a broad-based market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information and daily net asset value per share is available at no cost by visiting www.thespectrumfunds.com or by calling 1-866-862-9686.

Performance Bar Chart for Calendar
Years Ended December 31

Spectrum Active Advantage Fund

Highest Quarter:	December 31, 2020	25.31%
Lowest Quarter:	June 30, 2022	(19.87)%
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Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2025)

Spectrum Active Advantage Investor Class Shares	One Year	Five Years	Ten Years
Return before taxes	15.24%	(0.26)%	7.28%
Return after taxes on Distributions	13.17%	(2.60)%	5.21%
Return after taxes on Distributions and Sale of Fund Shares	9.14%	(0.78)%	5.29%
S&P 500 Total Return Index(1)	17.88%	14.42%	14.82%
(1)	The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of all dividends. This index is widely used by professional investors as a performance benchmark for large-cap stocks. Investors cannot invest directly in an index. The S&P 500 Total Return Index performance does not reflect deductions for fees, expenses or taxes.

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser: Advisors Preferred LLC. (“Advisors Preferred” or the “Adviser”)

Sub-Adviser: Spectrum Financial Inc. (“Spectrum Financial” or the “Sub-Adviser”)

Sub-Adviser Portfolio Managers:

Spectrum Financial, Inc. employs a team approach to its portfolio management role as sub-adviser to the Fund. Each member of the team brings specialized skills in the area of compliance, research, and strategy development. Currently, the team has three (3) individuals.

Ralph Doudera: Lead Portfolio Manager. Ralph Doudera’s role is to focus on the overall portfolio composition with an emphasis on fund selection and the perceived risk of the environment. He has served the Fund since it commenced operations in 2013.

Chris Hendrix: Portfolio Manager. Chris Hendrix’s role is focused on investment strategy development, implementation, and research. He has served the Fund since July 2020.

Mary Collins: Assistant Portfolio Manager. Mary Collins’ role is focused on Fund compliance in all aspects of trading restrictions. She influences the Fund with regards to strategy structure and implementation. She has served the Fund since July 2020.

Purchase and Sale of Fund Shares: You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request via mail (Spectrum Active Advantage Fund, c/o Ultimus Fund Solutions, LLC, PO Box 46707, Cincinnati, OH 45246)or by telephone at 1-866-862-9686 or through a financial intermediary. The minimum initial investment in the Fund is $1,000. The minimum subsequent investment in the Fund is $500. The Fund, Adviser or Sub-Adviser may waive any investment minimum.

Tax Information: The Fund’s distributions to you are taxable and will be taxed as ordinary income or net capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Distributions on investments made through tax-deferred vehicles, such as 401(k) Plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts. The Fund must report to the IRS and furnish to shareholders the cost basis information for shares purchased and sold. The Fund has chosen average cost as its standing (default) tax lot identification method for all shareholders, which means this is the method the Fund will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing NAVs, and the entire position is not sold at one time. Shareholders may, however, choose a method other than the Fund’s standing method at the time of their purchase or upon sale of covered shares. Shareholders should consult their tax advisers to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review the cost basis information provided to them by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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